                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        The Parkstone Group of Funds - - SEC File Nos. 33-13283 811-5105
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:




[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

         -----------------------------------------------------------------------

                                [PARKSTONE LOGO]
                                                                   July 15, 1998

DEAR PARKSTONE GROUP OF FUNDS SHAREHOLDER:

     You are invited to attend the Special Meeting of Shareholders of Parkstone Group of Funds on August 13, 1998. The meeting is being held at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 at 8:30 a.m. Eastern Time.

     As a Parkstone shareholder, you are not required to attend the shareholder meeting; however, you are strongly encouraged to exercise your vote. Your vote is important no matter how many shares you own. A proxy package has been enclosed outlining the proposed changes to the Parkstone Group of Funds, which include the approval of:

X Election of the Board of Trustees

X Changes to the fundamental investment objectives of the funds to make such objectives non-fundamental

X Changes which make uniform among the funds the fundamental investment limitations

X Changes in the classification of fundamental investment policies and limitations to non-fundamental

     For those who are unable to attend the meeting, please note that you have received one proxy card for each fund you own. A postage-paid reply envelope has been enclosed for you to return your signed and dated proxy vote. It is important that we receive your vote(s) prior to the meeting.

     If you have questions, please contact your trust administrator, financial consultant or call 1-800-451-8377. Thank you in advance for your cooperation.

                                                 Sincerely,

                                                 /s/ John B. Rapp
                                                 John B. Rapp
                                                 Chairman
                                                 The Parkstone Group of Funds

                          THE PARKSTONE GROUP OF FUNDS

                               3435 Stelzer Road
                              Columbus, Ohio 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on August 13, 1998

                                                                   July 15, 1998

TO THE SHAREHOLDERS OF THE PARKSTONE GROUP OF FUNDS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds listed below (each, a "Fund" and collectively, the "Funds") of The Parkstone Group of Funds (the "Trust") will be held on August 13, 1998, at 8:30 a.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

     The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund and Tax-Free Fund.

     The Meeting will be held with respect to the Funds for the following purposes:

     Proposal 1. To elect eight (8) nominees to the Board of Trustees.

     Proposal 2. To approve a change in each Fund's fundamental investment objective to make such objective non-fundamental.

     Proposal 3. To approve changes to the following fundamental investment limitations of the Funds:

          (a) limitation on underwriting activities;

          (b) limitation on real estate related transactions;

          (c) limitation on investment in commodities;

          (d) limitation regarding industry concentration;

          (e) limitation on loans;

          (f) limitation on borrowing and the issuance of senior securities; and

          (g) limitation on issuer diversification (inapplicable to Michigan Municipal Bond Fund).

     Proposal 4. To approve a change in the following fundamental investment policies and limitations to make such policies and limitations non-fundamental:

          (a) with respect to the Funds, the limitation on purchasing securities on margin;

          (b) with respect to the Funds, the limitation on writing or selling call options; and

          (c) with respect to the Michigan Municipal Bond Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended, the limitation regarding investments in securities of any one issuer.

     Proposal 5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. IF YOU OWN SHARES DIRECTLY YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

                                           /s/ W. Bruce McConnel, III
                                           W. Bruce McConnel, III
                                           Secretary
July 15, 1998

                          THE PARKSTONE GROUP OF FUNDS
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Parkstone Group of Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on August 13, 1998 at 8:30 a.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about July 15, 1998.

     The Trust currently offers eighteen (18) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund and Tax-Free Fund.

     Only shareholders of record of the Funds at the close of business on June 12, 1998 will be entitled to notice of, and to vote at the Meeting. Each shareholder of record on that date is entitled to one vote for each dollar of net asset value and a proportionate fractional vote for any fraction of one dollar of net asset value as to each proposal on which such shareholder is entitled to vote. The Funds' shares are referred to herein as "Shares."

     The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each
Proposal:

                                     TABLE

                 PROPOSAL                   SHAREHOLDERS SOLICITED
                 --------                   ----------------------
 1.  To elect eight (8) nominees to    All Funds of the Trust. All
     the Board of Trustees             share- holders of all Funds of
                                       the Trust will vote together.
 2.  To approve a change in each       All Funds, each voting
     Fund's fundamental investment     separately as a Fund.
     objective to make such objective
     non-fundamental.
 3.  To approve changes to the
     following fundamental investment
     limitations of the Funds:
     (a) limitation on underwriting    All Funds, each voting
       activities;                     separately as a Fund.
     (b) limitation on real estate     All Funds, each voting
     related transactions;             separately as a Fund.
     (c) limitation on investment in   All Funds, each voting
       commodities;                    separately as a Fund.
     (d) limitation regarding          All Funds, each voting
     industry concentration;           separately as a Fund.
     (e) limitation on loans;          All Funds, each voting
                                       separately as a Fund.
     (f) limitation on borrowing and   All Funds, each voting
     the issuance of senior            separately as a Fund.
       securities; and
     (g) limitation on issuer          All Funds, except the Michigan
       diversification.                Municipal Bond Fund, each voting
                                       separately as a Fund.

                 PROPOSAL                   SHAREHOLDERS SOLICITED
                 --------                   ----------------------
 4.  To approve a change in the
     following fundamental investment
     policies and limitations of the
     Funds indicated below to make
     such policies and limitations
     non-fundamental:
     (a) limitation on purchasing      All Funds, each voting
       securities on margin;           separately as a Fund.
     (b) limitation on writing or      All Funds, each voting
     selling call options; and         separately as a Fund.
     (c) with respect to the Michigan  Shareholders of the Michigan
       Municipal Bond Fund, which is   Municipal Bond Fund only.
       classified as a
       non-diversified fund under the
       Investment Company Act of
       1940, as amended (the "1940
       Act"), the limitation
       regarding investments in
       securities of any one issuer.
 5.  To transact such other business   Any and/or all Funds, voting
     as may properly come before the   together or each voting
     Meeting or any adjournment(s)     separately as a Fund, as the
     thereof.                          circumstances may dictate.

     Although shares of each of the Funds have been divided into one or more classes ("Classes"), which Classes differ primarily with respect to the expenses borne solely by the particular Class under a distribution and shareholder service plan, if any, adopted by such Class pursuant to Rule 12b-1 under the 1940 Act, none of the proposals to be presented at the Meeting, as described in this Proxy Statement, involve a separate vote by a single Class of Shares.

     The following table sets forth, by Fund and as of the record date, the number of Shares of each of the Funds which were outstanding and entitled to notice of, and to vote at the Meeting:

                                                             AGGREGATE NET
                                     SHARES OUTSTANDING      ASSET VALUE AS
              FUND                   AS OF JUNE 12, 1998    OF JUNE 12, 1998
              ----                   -------------------    ----------------
Small Capitalization Fund               28,803,208.657      $684,128,077.81
Mid Capitalization Fund                 41,835,404.461      $627,970,116.50
Large Capitalization Fund               24,077,412.084      $396,712,396.07

                                                             AGGREGATE NET
                                     SHARES OUTSTANDING      ASSET VALUE AS
              FUND                   AS OF JUNE 12, 1998    OF JUNE 12, 1998
              ----                   -------------------    ----------------
International Discovery Fund            29,001,126.628      $466,137,405.66
Equity Income Fund                      21,949,844.649      $410,538,551.53
Conservative Allocation Fund             1,533,771.713      $ 17,277,941.45
Balanced Allocation Fund                21,020,994.472      $290,103,695.97
Aggressive Allocation Fund               2,855,289.198      $ 33,349,777.83
Bond Fund                               50,067,492.910      $504,051,903.58
Limited Maturity Bond Fund              20,569,176.208      $195,358,362.88
Intermediate Government
  Obligations Fund                      18,886,295.508      $186,776,943.50
U.S. Government Income Fund             25,654,255.832      $238,018,807.73
Municipal Bond Fund                     12,690,857.970      $133,633,355.80
Michigan Municipal Bond Fund            22,467,191.969      $248,266,070.20
Prime Obligations Fund                 908,462,401.482      $908,462,401.48
U.S. Government Obligations Fund       359,517,927.865      $359,517,927.87
Treasury Fund                          554,991,679.270      $554,991,679.27
Tax-Free Fund                          156,468,956.620      $156,468,956.62

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     The Board of Trustees intends to bring before the meeting the matters set forth in items 1, 2, 3 and 4 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2, 3, and 4 in accordance with the directions of the shareholders as specified on the proxy card. If no choice is specified, the Shares will be voted IN FAVOR of the election of the eight nominees to the Board of Trustees described in proposal 1, IN FAVOR of the proposal to change each Fund's fundamental investment objective to make such objective non-fundamental, as described in proposal 2, IN FAVOR of the proposal to approve certain changes to investment limitations of the Funds as described in proposal 3 and IN FAVOR of the proposal to make certain fundamental investment policies and limitations non-fundamental as described in proposal 4. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS OF THE TRUST.

     The beneficial owners of more than 5% of the outstanding Shares of any Fund as of the record date, known to the Trust, are as follows:

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
Prime Obligations A           National Financial Services     196,411,625.530    88.5600
                              Corp For the Benefit of Our
                              Customers
                              Church Street Station
                              PO Box 3908
                              New York NY 10008-3908
U.S. Gov't Obligations A      National Financial Services      30,189,527.290    17.1100
                              Corp For the Benefit of Our
                              Customers
                              Church Street Station
                              PO Box 3908
                              New York NY 10008-3908
                              First of America                145,262,892.250    82.3700
                              Trust Operations
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Tax Free Obligations A        Corelink Financial Inc            3,202,631.330     5.8700
                              PO Box 4054
                              Concord CA 94524
                              First of America                 19,074,669.040    34.9700
                              Trust Operations
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              National Financial Services      31,971,144.280    58.6200
                              Corp For the Benefit of Our
                              Customers
                              Church Street Station
                              PO Box 3908
                              New York NY 10008-3908
Mid Capitalization A          J C Bradford Co                     479,757.466     8.0800
                              CUST FBO CUST RCIP
                              Limited Partners I
                              330 Commerce St
                              Nashville TN 37201-1899
                              Corelink Financial Inc          1,149,541.510..    19.3600
                              PO Box 4054
                              Concord CA 94524

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
Small Capitalization A        Corelink Financial Inc          358,952.905....     6.0400
                              PO Box 4054
                              Concord CA 94524
                              Charles Schwab & Co Inc             359,999.498     6.0600
                              Special Custodian Account
                              FBO Our Customers
                              Attn Mutual Funds
                              101 Montgomery St
                              San Francisco CA 94104
                              Donaldson Lufkin Jenrette           519,018.360     8.7400
                              Securities Corporation Inc
                              PO Box 2052
                              Jersey City NJ 07303-9998
Equity Income A               Corelink Financial Inc              283,138.052     5.1600
                              PO Box 4054
                              Concord CA 94524
Limited Maturity Bond A       NFSC FEBO 0E1-211907                381,878.106     8.8100
                              Midwest Foundation Corporation
                              PO Box 1207
                              Tremont IL 61568
                              NFSC FEBO 0L4-639028                481,784.159    11.1100
                              NSF International
                              PO Box 130140
                              Ann Arbor MI 48113
                              Corelink Financial Inc            2,575,557.460    59.4400
                              PO Box 4054
                              Concord CA 94524
Municipal Bond A              FLEFCO                               45,643.765     5.1400
                              FFG Trust Inc
                              PO Box 19264
                              Springfield IL 62794-9264
                              Corelink Financial Inc              334,743.171    37.7400
                              PO Box 4054
                              Concord CA 94524
Michigan Municipal Bond A     Corelink Financial Inc              581,855.779    17.3500
                              PO Box 4054
                              Concord CA 94524
U.S. Government Income A      Corelink Financial Inc            1,998,964.502    34.7300
                              PO Box 4054
                              Concord CA 94524
International Discovery A     Corelink Financial Inc              452,777.678    17.5600
                              PO Box 4054
                              Concord CA 94524

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
Treasury A                    First of America                194,139,553.390    93.2100
                              Trust Operations
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Large Capitalization A        Corelink Financial Inc              566,957.575    42.8400
                              PO Box 4054
                              Concord CA 94524
Prime Obligations B           National Financial Services          30,193.920     6.7900
                              Corp
                              FBO FBO 0K1-845078
                              Ross Koller
                              IRA Rollover
                              111 Barkston Gardens London
                              London SW5 OEX
                              NFSC FEBO 0E1-531294                 32,158.310     7.2300
                              Florence M Adams
                              Thomas L Adams
                              880 E Remus Rd
                              Mt Pleasant MI 48858
                              Richard C Sloan                      33,778.740     7.5900
                              287 Twin Lakes Drive
                              Moultrie GA 31768
                              NFSC FEBO 0K1-959766                 54,689.040    12.3000
                              NFSC FMTC IRA
                              FBO Emmanuel M Dubois
                              3933 East E Ave
                              Kalamazoo MI 49004
                              Donald L Edwards                     67,111.020    15.0900
                              PO Box 1766
                              Moultrie GA 31776
                              NFSC FEBO W64-905895                 96,746.780    21.7600
                              NFSC FMTC IRA
                              FBO Paul A Spinelli
                              5143 SW 9th Lane
                              Gainesville FL 32607
Limited Maturity Bond B       Raymond James Assoc Inc CSDN          8,736.784     5.6100
                              David E Reese Jr IRA
                              519 Brandwynne Ct
                              Dayton OH 45459
                              NFSC FEBO 0E2-211079                 10,351.967     6.6500
                              Isaac Walker Company
                              PO Box 3500
                              Peoria IL 61612

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              John W Wade Jr                       12,353.555     7.9300
                              6321 Murray Ln
                              Brentwood TN 37027-6211
Intermediate Government B     NFSC FEBO 0L4-634433                 23,034.654    12.7100
                              Horace Burton Gemmill
                              Joyce Louise Gemmill
                              2360 McComb Drive
                              Clio MI 48420
Municipal Bond B              NFSC FEBO 0L4-640557                  5,228.600     7.5800
                              Edward L Najim
                              Cheri S Najim
                              1300 Pine Valley Court
                              Springfield IL 62704
                              NFSC FEBO 0E2-180092                  5,679.781     8.2300
                              Frank A Gregory
                              Thelma M Gregory
                              3149 Shadow Brook Dr
                              Indianapolis IN 46214
                              NFSC FEBO 0L4-655562                  6,158.734     8.9300
                              William G Bruns
                              2604 W Purdie Ave
                              Muncie IN 47304
                              National Financial Services           7,975.807    11.5700
                              Corp
                              Conrad V Davis Cust
                              Lee Ann Davis
                              Utma IL
                              3206 W Richwoods
                              Peoria IL 61604
                              NFSC FEBO 0E1-128864                 11,985.951    17.3800
                              Betty J Bowen
                              2400 Country Club Drive
                              Springfield IL 62704
                              First of America                     12,738.296    18.4700
                              Agnt Sarah J Hawkins
                              Trst Cecil C Hawkins Trust
                              DTD 5-21-92
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Prime Obligations             First of America                 63,320,163.370     9.2300
  Institutional               Trust Operations
                              Trust 2
                              PO Box 4042
                              Kalamazoo MI 49003-4042

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              First of America                598,229,180.360    87.2500
                              Trust Operations
                              Trust 1
                              PO Box 4042
                              Kalamazoo MI 49003-4042
U.S. Gov't Obligations        First of America                 48,863,584.240    26.6800
  Institutional               Trust Operations
                              Trust 2
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                128,127,000.640    69.9800
                              Trust Operations
                              Trust 1
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Tax Free Obligations          First of America                100,165,012.260    98.2600
  Institutional               Trust Operations
                              Trust 1
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Mid Capitalization            First of America                 10,371,094.804    30.4400
  Institutional               Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 23,591,634.075    69.2400
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Small Capitalization          First of America                  5,071,395.317    27.2700
  Institutional               Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 11,900,512.542    64.0000
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
Equity Income Institutional   First of America                  3,376,012.963    22.6200
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 11,379,380.588    76.2700
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Bond Institutional            First of America                 16,392,352.330    34.3300
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 31,424,433.905    65.8200
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Limited Maturity Bond         First of America                  5,226,531.223    32.9700
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 10,613,084.832    66.9500
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Intermediate Government       First of America                  4,795,230.333    27.8000
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 12,453,610.443    72.2100
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
Municipal Bond Institutional  First of America                    898,632.500     7.6500
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 10,812,759.241    92.1200
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Michigan Municipal Bond       First of America                  2,444,101.780    13.0600
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 16,227,851.483    86.7200
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Balanced Allocation           First of America                  1,926,123.309    10.0600
  Institutional               Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 17,245,542.414    90.1100
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
U.S. Government Income        First of America                  1,621,082.185     9.3500
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 15,656,810.164    90.3500
                              Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
International Discovery       First of America                 10,609,126.344    41.5200
  Institutional               Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 14,814,960.526    57.9800
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Aggressive Allocation         First of America                  2,834,534.696    99.2600
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Conservative Allocation       First of America                  1,550,701.288    99.7800
  Institutional               Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Large Capitalization          First of America                  7,921,275.026    35.8700
  Institutional               Trust Operations
                              Cash
                              PO Box 4042
                              Kalamazoo MI 49003-4042
                              First of America                 14,074,642.571    63.7300
                              Trust Operations
                              Reinvest
                              PO Box 4042
                              Kalamazoo MI 49003-4042
Mid Capitalization C          Imenco Corporation                    8,979.915     5.7100
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Ctr II
                              Ambler PA 19002
                              Pegasus 401K Plan                     9,303.513     5.9200
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              Kent Optical Inc 401K Plan           10,005.774     6.3700
                              Attn Barb Brown
                              BISYS Qual Plan Serv
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002
                              Klineman Rose And Wolf PC            12,333.916     7.8500
                              401K Plan
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
Small Capitalization C        John A Swanson                       84,016.720    14.8600
                              606 Robinhood Ln
                              McMurray PA 15317-2721
Equity Income C               Cordes Excavating Inc 401K            2,988.261     5.0600
                              Plan
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Preferred Solutions Inc              16,440.862    27.8500
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Ctr II
                              Ambler PA 19002
Bond C                        NFSC FEBO 0K1-975826                  3,068.213     5.0900
                              NFSC FMTC IRA Rollover
                              FBO Avronne D Topol
                              422 Melrose 1506
                              Chicago IL 60657
                              JB Printing Company 401K Plan         4,271.194     7.0900
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              Pegasus 401K Plan                     5,191.312     8.6200
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Preferred Solutions Inc               5,464.658     9.0700
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Ctr II
                              Ambler PA 19002
                              Cord Construction Company             5,610.729     9.3200
                              401K Plan
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002
Limited Maturity C            NFSC FEBO 0E1-606693                 11,117.370     5.0100
                              Karen A Nelson TTEE
                              The Rev Living TR of Karen A
                              Nelson U A 5 1 97
                              8961 Spring Creek Rd
                              Rockford IL 61108
                              NFSC FEBO 0E1-308994                 11,689.265     5.2600
                              Mary W Oshay
                              1685 Peconic Place
                              Rockford IL 61108
                              Wayne Hummer Investments LLC         12,964.751     5.8400
                              910-04829-19
                              Attn Mutual Funds
                              PO Box 750
                              Chicago IL 60690
                              NFSC FEBO 0E1-652350                 13,043.585     5.8700
                              Robert J Thomas TTEE
                              Opal L Thomas Living Trust
                              U A 12 25 97
                              8268 Middlebury Ave
                              Woodridge IL 60517

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              NFSC FEBO 0E1-647780                 14,838.402     6.6800
                              Arthur O Capp Jr
                              Christine Berieter
                              Account No 10042
                              3340 Sharon Pl
                              Zion IL 60099
                              NFSC FEBO 0E1-511110                 16,534.903     7.4500
                              Advantage Industries Inc
                              2196 Port Sheldon Road
                              Jenison MI 49428
                              NFSC FEBO 0K1-737607                 22,532.189    10.1500
                              NFSC FMTC IRA SEPP
                              FBO Richard B Conner
                              1806 S Alpine Rd
                              Rockford IL 61108
                              NFSC FEBO 0E1-653179                 23,120.020    10.4200
                              Mr Everett Wilson TTEE
                              Wilson Envelope Printing Inc
                              Pft Shring Pl
                              U A 4 1 87
                              970 Ford Ave
                              Wyandotte MI 48192
                              NFSC FEBO 0E1-639249                 44,517.454    20.0600
                              Lori U Kullens
                              5860 NW 44th St
                              Lauderhill FL 33319
Intermediate Government C     Davis Kaplan Dystrup & Hoster         1,412.002     5.7400
                              PC
                              c/o BISYS Qual
                              Attn Barb Brown
                              Springhse Corp Cntr II/
                              323 Norristown Rd
                              Ambler PA 19002-0000
                              Rickard And Denney PC 401K            2,338.423     9.5200
                              Plan
                              Attn Steve Dudek
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Ctr II
                              Ambler PA 19002

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              Ken Rock Community Center Inc         2,905.797    11.8300
                              401K Plan
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002
                              All Tech Engineering 401K Plan        5,957.786    24.2600
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Kent Optical Inc 401K Plan            8,940.091    36.4000
                              Attn Barb Brown
                              BISYS Qual Plan Serv
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002
Balanced Allocation C         Davis Kaplan Dystrup & Hoster         3,763.923     5.5600
                              PC
                              c/o BISYS Qual
                              Attn Barb Brown
                              Springhse Corp Cntr II/
                              323 Norristown Rd
                              Ambler PA 19002-0000
                              Glass Distributors Inc                4,320.769     6.3800
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002
                              All Tech Engineering 401K Plan        6,553.828     9.6800
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Kent Optical Inc 401K Plan            8,476.127    12.5200
                              Attn Barb Brown
                              BISYS Qual Plan Serv
                              323 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
U.S. Government               NFSC FEBO 0E1-646237                  2,278.528     5.7500
  Income C                    Vern D Coon
                              Lucille Coon
                              2934 S Oaklane St
                              Muskegon MI 49444
                              HMC Products 401K Plan                3,322.218     8.3900
                              c/o BISYS Qual Plan Serv
                              Attn Barb Brown
                              989 Norristown Rd/
                              Springhse Corp Cntr II
                              Ambler PA 19002-0000
                              Beverly A Barker                      4,951.674    12.5000
                              CUST Allison J Barker
                              Ugma MI
                              26956 Ford
                              Flat Rock MI 48134
                              William P Barker                      4,951.674    12.5000
                              CUST Andrew J Barker
                              Ugma MI
                              26956 Ford
                              Flat Rock MI 48134
                              NFSC FEBO 0L4-649473                 11,726.946    29.6100
                              Gary Richard Perlick
                              13333 Allen Rd
                              Southgate MI 48195
International Discovery C     Pegasus 401K Plan                     3,161.106     5.0000
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Continental Vending Inc               3,440.287     5.4500
                              401K Plan
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              Cordes Excavating Inc                 6,015.587     9.5300
                              401K Plan
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              Preferred Solutions Inc               9,101.709    14.4200
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd/
                              Springhse Corp Ctr II
                              Ambler PA 19002
Large Capitalization C        Ganna Construction Inc                  868.146     5.4900
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000
                              William D Menzie                      1,048.004     6.6200
                              1217 Wandering Way
                              Charlotte NC 28226
                              NFSC FEBO 0K1-972517                  1,160.129     7.3300
                              NFSC FMTC IRA
                              FBO Constance S Vawter
                              1704 Old Town Rd SE
                              Grand Rapids MI 49508
                              Michael Klein and                     1,167.798     7.3800
                              Valerie Klein JTWROS
                              1903 Wrights Mill Rd
                              Auburn AL 36830
                              Balkema Sand & Gravel                 1,379.094     8.7200
                              Attn Barb Brown
                              BISYS Qual Plan Serv
                              323 Norristown Rd/
                              Springhse Corp Cntr
                              Ambler PA 19002
                              Kathryn E Schneller IRA               1,773.691    11.2100
                              502 Woodlawn Ave
                              O'Fallon MO 63366-2519

                                         NAME AND                               PERCENT
                                        ADDRESS OF               NUMBER OF         OF
        NAME OF FUND                 BENEFICIAL OWNER          SHARES OWNED       FUND
        ------------          ------------------------------  ---------------   --------
                              JB Printing Company 401K Plan         2,701.793    17.0800
                              BISYS Qual Plan Serv
                              Attn Barb Brown
                              323 Norristown Rd
                              Springhse Corp Ctr II
                              Ambler PA 19002-0000

     All of these Shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, National City Corporation and its affiliates may be deemed to be controlling persons of the Trust.

QUORUM.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to the Trust and each of the Funds by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares thereof entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions and broker

"non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal other than the election of trustees.

     National City Corporation and its bank subsidiaries hold shares for the benefit of their customers and may be considered controlling persons of the Trust for purposes of certain federal securities laws. National City Corporation and its subsidiaries intend to vote Shares over which they have voting authority pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA") in the best interests of the plan participants. With respect to Shares over which National City Corporation and its subsidiaries possess voting authority, but which are not subject to ERISA, National City Corporation and its subsidiaries will vote such Shares in the same proportion as the votes cast by other shareholders.

     THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 1997 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 1997. REQUESTS FOR COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS SHOULD BE DIRECTED TO THE TRUST BY TELEPHONE AT 1-800-451-8377. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON AUGUST 12, 1998.

                        PROPOSAL 1: ELECTION OF TRUSTEES

BACKGROUND.

     Eight trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each trustee so elected will hold office effective following the end of the next regular board meeting of the incumbent trustees, currently scheduled for August 14, 1998, until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as a trustee is terminated as provided in the Trust's Code of Regulations. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

     At a meeting of the Board of Trustees on May 14, 1998, the trustees approved a proposal whereby the current Board of Trustees would resign and, subject to shareholder approval, eight new trustees would be elected. The current trustees of the Trust nominated Messrs. Neary, Carter, Durkott, Farling, Furst, Gherlein, Martens and Pullen as the trustees to be voted on by the shareholders. Each of the nominees currently serves as a trustee to Armada Funds. The investment advisor to the Trust and the investment adviser to the Armada Funds are subsidiaries of the National City Corporation. The Armada Funds are a registered open-end management investment company. The Armada Funds are advised by National City Bank, a wholly-owned subsidiary of National City Corporation, which is an affiliate of First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of First of America Bank, N.A. and the investment adviser to the Funds.

     The change in trustees was not based upon any disagreement with the Trust's management or with First of America. The primary reason for the change is the recently completed merger between First of America Bank Corporation, the former parent corporation of First of America Bank, N.A., and National City Corporation. First of America is now an indirect wholly-owned subsidiary of National City Corporation. The proposed change would allow a common set of trustees to oversee both fund complexes. In its consideration and approval of this change, the Board of Trustees of the Trust considered the fact that it would be economically and administratively beneficial to consolidate management of the two fund complexes. Although there can be no assurance that any benefit will materialize from this change, the trustees agreed to adopt one cohesive management group.

THE NOMINEES.

     All Shares represented by valid proxies will be voted in the election of trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of trustees serving on the Board. The following table sets forth certain information about the nominees:

                                          PRINCIPAL OCCUPATION
          NAME            AGE              DURING PAST 5 YEARS
          ----            ---             --------------------
Robert D. Neary           64    Retired Co-Chairman of Ernst & Young,
                                April 1984 to September 1993; Director,
                                Cold Metal Products, Inc., since March
                                1994; Director, Zurn Industries, Inc.
                                (building products and construction
                                services), June 1995 to June 1998;
                                Chairman of the Board of Armada Funds
                                since November 1996 and a Trustee since
                                February 1996.
Leigh Carter*             72    Retired President and Chief Operating
                                Officer, B.F. Goodrich Company, August
                                1986 to September 1990; Director, Adams
                                Express Company (closed-end investment
                                company), April 1982 to December 1997;
                                Director, Acromed Corporation (producer
                                of spinal implants), June 1992 to March
                                1998; Director, Petroleum & Resources
                                Corp., April 1987 to December 1997;
                                Director, Morrison Products (manufacturer
                                of blower fans and air moving equipment),
                                since April 1983; Director, Kirtland
                                Capital Corp. (privately funded
                                investment group), since January 1992;
                                Trustee, Armada Funds, since November
                                1993.
John F. Durkott           54    President and Chief Operating Officer,
                                Kittle's Home Furnishings Center, Inc.,
                                since January 1982; partner, Kittles
                                Bloomington Property Company, since
                                January 1981; partner, KK&D (Affiliated
                                Real Estate Companies of Kittle's Home
                                Furnishings Center), since January 1989;
                                Trustee, Armada Funds, since November
                                1993.
Robert J. Farling         61    Retired Chairman, President and Chief
                                Executive Officer, Centerior Energy
                                (electric utility), March 1992 to October
                                1997; Director, National City Bank until
                                October 1997; Director, Republic
                                Engineered Steels, since October 1997;
                                Trustee, Armada Funds, since November
                                1997.

                                          PRINCIPAL OCCUPATION
          NAME            AGE              DURING PAST 5 YEARS
          ----            ---             --------------------
Richard W. Furst, Dean    59    Professor of Finance and Dean, Carol
                                Martin Gatton College of Business and
                                Economics, University of Kentucky, since
                                1981; Director, The Seed Corporation
                                (restaurant group), since 1990; Director,
                                Foam Design, Inc. (manufacturer of
                                industrial and commercial foam products),
                                since 1993; Trustee, Armada Funds, since
                                June 1990.
Gerald L. Gherlein        60    Executive Vice-President and General
                                Counsel, Eaton Corporation (global
                                manufacturing), since 1991; Trustee,
                                Meridia Health System (four hospital
                                health system), from 1994 to 1998;
                                Trustee, WVIZ Educational Television
                                (public television); Trustee, Armada
                                Funds, since July 1997.
Herbert R. Martens, Jr.*  45    Executive Vice President, National City
                                Corporation (bank holding company), since
                                July 1997; Chairman, President and Chief
                                Executive Officer, NatCity Investments,
                                Inc. (investment banking), since July
                                1995; President and Chief Executive
                                Officer, Raffensperger, Hughes & Co.
                                (broker-dealer), from 1993 until 1995;
                                President, Reserve Capital Group, from
                                1990 until 1993; President, since July
                                1997 and Trustee, since November 1997 of
                                Armada Funds.
J. William Pullen         59    President and Chief Executive Officer,
                                Whayne Supply Co. (engine and heavy
                                equipment distribution), since 1986;
                                President and Chief Executive Officer,
                                American Contractors Rentals & Sales
                                (rental subsidiary of Whayne Supply Co.),
                                since 1988; Trustee of Armada Funds,
                                since November 1993.

---------------

* Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of 7200 shares of stock of National City Corporation, the parent corporation of First of America, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with First of America.

     Until October 1997, Mr. Farling was a director of National City Bank, an affiliate of First of America. Mr. Farling also was a shareholder of National City Corporation during the past five years.

     The Board of Trustees held four regular and one special meeting during the last full fiscal year. The Trust does not have standing committees of the Board of Trustees. During the fiscal year ended May 31, 1998, none of the nominees served on the Board of Trustees or was compensated by the Trust. Set forth below is the compensation received by the nominees from the Armada Funds, a member of the same "Fund Complex" as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). Each trustee will receive an annual fee of $10,000 plus $2500 for each Board meeting attended and will be reimbursed for reasonable expenses incurred in attending meetings. The trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust and less than 1% of the outstanding Shares of each of the Funds.

                           AGGREGATE       PENSION OR      ESTIMATED      TOTAL COMPENSATION
                       COMPENSATION FROM   RETIREMENT   ANNUAL BENEFITS     FROM TRUST AND
       NOMINEE               TRUST          BENEFITS    UPON RETIREMENT      FUND COMPLEX
       -------         -----------------   ----------   ---------------   ------------------
Robert D. Neary               -0-             -0-             -0-             $31,500.00
Leigh Carter                  -0-             -0-             -0-             $27,750.00
John F. Durkott               -0-             -0-             -0-             $27,750.00
Robert J. Farling             -0-             -0-             -0-             $20,875.00
Richard W. Furst              -0-             -0-             -0-             $27,750.00
Gerald L. Gherlein            -0-             -0-             -0-             $27,750.00
Herbert R. Martens,
  Jr.                         -0-             -0-             -0-                    -0-
J. William Pullen             -0-             -0-             -0-             $24,750.00

OFFICERS.

     Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers:

                                        POSITION
                                          WITH
                           OFFICER         THE        PRINCIPAL OCCUPATION
         NAME               SINCE         TRUST       DURING PAST 5 YEARS
         ----              -------      --------      --------------------
Herbert R. Martens,     May 14, 1998    President  Executive Vice President,
  Jr.                                              National City Corporation
  Age 45                                           (bank holding company),
                                                   since July 1997; Chairman,
                                                   President and Chief
                                                   Executive Officer, NatCity
                                                   Investments, Inc.
                                                   (investment banking),
                                                   since July 1995; President
                                                   and Chief Executive
                                                   Officer, Raffensberger,
                                                   Hughes & Co.
                                                   (broker-dealer), from 1993
                                                   until 1995; President,
                                                   Reserve Capital Group,
                                                   from 1990 until 1993;
                                                   President, since July 1997
                                                   and Trustee, since
                                                   November 1997, of the
                                                   Armada Funds.
W. Bruce McConnel, III  April 21, 1998  Secretary  Partner of the law firm
  Age 54                                           Drinker Biddle & Reath LLP
                                                   Philadelphia,
                                                   Pennsylvania.
Gary Tenkman            May 14, 1998    Treasurer  Director of Financial
  Age 27                                           Services, BISYS Fund
                                                   Services since April 1998;
                                                   Formerly, Audit Manager,
                                                   Ernst & Young LLP.

     Mr. Martens is employed by National City Corporation, the parent corporation to First of America, which receives fees as an investment adviser to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Mr. Tenkman is employed by BISYS, which receives fees as administrator, distributor, transfer agent and dividend disbursing agent to the Trust.

                             APPROVAL OF PROPOSAL 1

     In order for Proposal 1 to be adopted, it must be approved by a plurality of the votes cast by shareholders of the Trust. All shareholders of all Funds will vote together.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.

                    PROPOSAL 2: TO APPROVE A CHANGE IN EACH
                FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO MAKE
                        SUCH OBJECTIVE NON-FUNDAMENTAL.

     Currently, the investment objective of each Fund is fundamental, and may be changed only upon the approval of its shareholders. A non-fundamental investment objective may be changed by the Board of Trustees, without the approval of shareholders. The Trustees believe that the change in each Fund's objective to non-fundamental will benefit each Fund by providing increased flexibility in investing the Fund's assets in response to regulatory and market developments affecting a Fund's investments. Rendering the investment objectives non-fundamental would avoid the delay and expense of a shareholder vote in the event that circumstances should change such that the Board of Trustees deemed the current objective to be no longer in the best interests of the particular Fund's shareholders. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. The Trustees have no present intention of changing the investment objective of any Fund; however, if the proposal is approved, the Board of Trustees may do so in the future.

                                              PROPOSED NEW
  CURRENT INVESTMENT OBJECTIVE            INVESTMENT OBJECTIVE
  ----------------------------            --------------------
(A) SMALL CAPITALIZATION FUND
The Fund seeks growth of capital    This investment objective would
  by investing primarily in a       be made non-fundamental.
  diversified portfolio of common
  stocks and securities
  convertible into common stocks
  of small- to medium-sized
  companies.
(B) MID CAPITALIZATION FUND
The Fund seeks growth of capital    This investment objective would
  by investing primarily in a       be made non-fundamental.
  diversified portfolio of common
  stocks and securities
  convertible into common stocks.
(C) LARGE CAPITALIZATION FUND
The Fund seeks growth of capital    This investment objective would
  by investing primarily in a       be made non-fundamental.
  diversified portfolio of common
  stocks and securities
  convertible into common stocks
  of companies with large market
  capitalization.
(D) INTERNATIONAL DISCOVERY FUND
The Fund seeks long-term growth     This investment objective would
  of capital.                       be made non-fundamental.
(E) EQUITY INCOME FUND
The Fund primarily seeks current    This investment objective would
  income by investing in a          be made non-fundamental.
  diversified portfolio of high
  quality, dividend-paying common
  stocks and securities
  convertible into common stocks;
  a secondary objective is growth
  of capital.
(F) CONSERVATIVE ALLOCATION FUND
The Fund seeks current income and   This investment objective would
  conservation of capital, with a   be made non-fundamental.
  secondary objective of
  long-term capital growth.

                                              PROPOSED NEW
  CURRENT INVESTMENT OBJECTIVE            INVESTMENT OBJECTIVE
  ----------------------------            --------------------
(G) BALANCED ALLOCATION FUND
The Fund seeks current income,      This investment objective would
  long-term capital growth and      be made non-fundamental.
  conservation of capital.
(H) AGGRESSIVE ALLOCATION FUND
The Fund seeks capital              This investment objective would
  appreciation and income growth.   be made non-fundamental.
(I) BOND FUND
The Fund seeks to provide current   This investment objective would
  income as well as preservation    be made non-fundamental.
  of capital by investing in a
  portfolio of high- and
  medium-grade fixed-income
  securities.
(J) LIMITED MATURITY BOND FUND
The Fund seeks to provide current   This investment objective would
  income as well as preservation    be made non-fundamental.
  of capital by investing in a
  portfolio of high- and
  medium-grade fixed-income
  securities with remaining
  maturities of six years or
  less.
(K) INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
The Fund seeks to provide current   This investment objective would
  income with preservation of       be made non-fundamental.
  capital by investing in U.S.
  government securities with
  remaining maturities of 12
  years or less.
(L) U.S. GOVERNMENT INCOME FUND
The Fund seeks to provide           This investment objective would
  shareholders with a high level    be made non-fundamental.
  of current income consistent
  with prudent investment risk.
(M) MUNICIPAL BOND FUND
The Fund seeks to provide current   This investment objective would
  interest income which is exempt   be made non-fundamental.
  from federal income taxes and
  preservation of capital.

                                              PROPOSED NEW
  CURRENT INVESTMENT OBJECTIVE            INVESTMENT OBJECTIVE
  ----------------------------            --------------------
(N) MICHIGAN MUNICIPAL BOND FUND
The Fund seeks income which is      This investment objective would
  exempt from federal income tax    be made non-fundamental.
  and Michigan state income and
  intangibles tax, although such
  income may be subject to the
  federal alternative minimum tax
  when received by certain
  shareholders; also seeks
  preservation of capital.
(O) PRIME OBLIGATIONS FUND
The Fund seeks to provide current   This investment objective would
  income, with liquidity and        be made non-fundamental.
  stability of principal.
(P) U.S. GOVERNMENT OBLIGATIONS FUND
The Fund seeks to provide current   This investment objective would
  income, with liquidity and        be made non-fundamental.
  stability of principal.
(Q) TREASURY FUND
The Fund seeks to provide current   This investment objective would
  income, with liquidity and        be made non-fundamental.
  stability of principal.
(R) TAX-FREE FUND
The Fund seeks to provide current   This investment objective would
  interest income free from         be made non-fundamental.
  federal income taxes,
  preservation of capital and
  relative stability of
  principal.

                             APPROVAL OF PROPOSAL 2

     In order for Proposal 2(a), (b), (c), (d), (e), (f), (g), (h), (i), (j),
(k), (l), (m), (n), (o), (p), (q) or (r) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES AS SET FORTH IN PROPOSAL 2.

   PROPOSAL 3: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES AND
                            LIMITATIONS OF THE FUNDS

     Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. First of America, the Trust's investment adviser, has recommended to the Board of Trustees that certain fundamental investment policies and limitations of the Funds be amended as shown below. The proposed changes would conform the fundamental investment policies and limitations of the Funds to those currently in place for corresponding investment funds of Armada Funds. This will allow the investment advisers of the two fund complexes, who comprise the Asset Management Group of National City Corporation, to manage their portfolios of investments in a more streamlined and efficient manner. The Trustees believe that the proposal is in the best interests of each Fund's shareholders.

                                 PROPOSAL 3(A)

           AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                           ON UNDERWRITING ACTIVITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will underwrite    No Fund may act as an underwriter
the securities issued by other       of securities within the meaning
persons, except to the extent that   of the Securities Act of 1933
a Fund may be deemed to be an        except insofar as it might be
underwriter under certain            deemed to be an underwriter upon
securities laws in the disposition   the disposition of portfolio
of "restricted securities."          securities acquired within the
                                     limitation on purchases of
                                     illiquid securities and except to
                                     the extent that the purchase of
                                     obligations directly from the
                                     issuer thereof in accordance with
                                     its investment objective, policies
                                     and limitations may be deemed to
                                     be underwriting.

     EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(B)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
             LIMITATION CONCERNING REAL ESTATE RELATED TRANSACTIONS

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will purchase or   No Fund may purchase or sell real
sell real estate (although           estate, except that it may
investments in marketable            purchase securities of issuers
securities of companies engaged in   which deal in real estate and may
such activities and securities       purchase securities which are
secured by real estate or            secured by interests in real
interests therein are not            estate.
prohibited by this restriction).

     EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(C)

           AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING COMMODITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will purchase or   No Fund may invest in commodities,
sell commodities or commodities      except that as consistent with its
contracts except, to the extent      investment objective and policies
disclosed in the current             the Fund may: (a) purchase and
Prospectus of the Fund.              sell options, forward contracts,
                                     futures contracts, including
                                     without limitation those relating
                                     to indices; (b) purchase and sell
                                     options on futures contracts or
                                     indices; and (c) purchase publicly
                                     traded securities of companies
                                     engaging in whole or in part in
                                     such activities.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform among the Funds and corresponding investment funds of Armada Funds the language addressing the Funds' investments in commodities but is not intended to signify a change in the Funds' approach to investing in commodities. The Funds do not intend to engage in the selling of commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.

                                 PROPOSAL 3(D)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
                  LIMITATION CONCERNING INDUSTRY CONCENTRATION

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will purchase      No Fund may purchase any
any securities which would cause     securities which would cause 25%
more than 25% of the value of the    or more of the value of its total
Fund's total assets at the time of   assets at the time of purchase to
purchase to be invested in           be invested in the securities of
securities of one or more issuers    one or more issuers conducting
conducting their principal           their principal that: (a) there is
business activities in the same      no limitation with respect to
industry, provided that: (a) there   obligations issued or guaranteed
is no limitation with respect to     by the U.S. government, any state,
obligations issued or guaranteed     territory or possession of the
by the U.S. government or its        United States, the District of
agencies or instrumentalities and    Columbia or any of their
repurchase agreements secured by     authorities, agencies,
obligations of the U.S. government   instrumentalities or political
or its agencies or                   subdivisions, and repurchase
instrumentalities; (b) wholly-       agreements secured by such
owned finance companies will be      instruments, or in the case of the
considered to be in the industries   Prime Obligations, U.S. Government
of their parents if their            Obligations, Treasury and Tax-Free
activities are primarily related     Funds, domestic bank obligations
to financing the activities of       and repurchase agreements secured
their parents; and (c) utilities     by such obligations; (b) wholly-
will be divided according to their   owned finance companies will be
services. For example, gas, gas      considered to be in the industries
transmission, electric and gas,      of their parents if their
electric, and telephone will each    activities are primarily related
be considered a separate industry.   to financing the activities of the
                                     parents; (c) utilities will be
                                     divided according to their
                                     services, for example, gas, gas
                                     transmission, electric and gas,
                                     electric, and telephone will each
                                     be considered a separate industry;
                                     and (d) personal credit and
                                     business credit businesses will be
                                     considered separate industries.

     For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     MICHIGAN MUNICIPAL BOND FUND: For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                 PROPOSAL 3(E)

                 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
                                CONCERNING LOANS

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will make loans,   No Fund may make loans, except
except that a Fund may purchase or   that each Fund may purchase and
hold debt instruments and lend       hold debt instruments and enter
portfolio securities in accordance   into repurchase agreements in
with its investment objective and    accordance with its investment
policies, make time deposits with    objective and policies and may
financial institutions and enter     lend portfolio securities in an
into repurchase agreements.          amount not exceeding one-third of
                                     its total assets.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize the language of this limitation and conform it to provisions of the 1940 Act. It would permit those transactions which are not prohibited by current regulatory interpretations.

                                 PROPOSAL 3(F)

                 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
           CONCERNING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will (a) borrow    No Fund may borrow money, issue
money (not including reverse         senior securities or mortgage,
repurchase agreements or dollar      pledge or hypothecate its assets
roll agreements), except that each   except to the extent permitted
Fund may borrow from banks for       under the 1940 Act.
temporary or emergency purposes      As a non-fundamental policy, no
and then only in amounts up to 30%   Fund will purchase securities
(10% in the case of the Prime        while its outstanding borrowings
Obligations Fund, U.S. Government    (including reverse repurchase
Obligations Fund, Treasury Fund      agreements) are in excess of 5% of
and Tax-Free Fund (collectively      its total assets. Securities held
the "Money Market Funds")) of its    in escrow or in separate accounts
total assets at the time of          in connection with a Fund's
borrowing (and provided that such    investment practices described in
bank borrowings, reverse             the Fund's Prospectus or Statement
repurchase agreements and dollar     of Additional Information are not
roll agreements do not exceed in     deemed to be pledged for purposes
the aggregate one-third of the       of this limitation.
Fund's total assets less
liabilities other than the
obligations represented by the
bank borrowings, reverse
repurchase agreements and dollar
roll agreements), or mortgage,
pledge or hypothecate any assets
except in connection with a bank
borrowing in amounts not to exceed
30% of the Fund's net assets at
the time of borrowing; (b) enter
into reverse repurchase
agreements, dollar roll agreements
and other permitted borrowings in
amounts exceeding in the aggregate
one-third of the Fund's total
assets less liabilities other than
the obligations represented by
such reverse repurchase and dollar
roll agreements; and (c) issue
senior securities except as
permitted by the 1940 Act or any
rule, order or interpretation
thereunder.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would clarify and modernize the limitations concerning borrowing and the issuance of senior securities, and conform them to provisions of the 1940 Act, and the limitations currently in place for the corresponding funds of Armada Funds. The proposed amendment would allow those transactions which are not prohibited by current regulatory interpretations. It would also expand the Money Market Funds' power to borrow money from 10% to 33% of their total assets at the time of a borrowing. Although the proposed change would provide increased flexibility with respect to borrowing by the Money Market Funds, such Funds do not currently intend to borrow money in excess of 10% of their total assets.

     Additionally, the Funds will adopt a non-fundamental policy which prevents the purchase of securities while a Fund's borrowings are in excess of 5% of a Fund's total assets. As a non-fundamental policy, the Board of Trustees may change it without the approval of shareholders. So long as the Board of Trustees does not change this non-fundamental limitation, this limitation will limit each Fund's ability to borrow money for purposes of investment leverage. The Funds have no present intention to use investment leverage. If they did so at some time in the future, however, such leverage could increase the opportunity for greater total return, but also increase the risk of loss if securities purchased with borrowed funds decline in value. Borrowed funds are subject to interest costs.

                                 PROPOSAL 3(G)

        AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION CONCERNING ISSUER
                                DIVERSIFICATION

     For each of the Non-Money Market Funds other than the Michigan Municipal Bond Fund (the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund are collectively the "Non-Money Market Funds"):

             CURRENT                              PROPOSED
             -------                              --------
None of the Non-Money Market         No Non-Money Market Fund may
Funds, with the exception of the     purchase securities of any one
Michigan Municipal Bond Fund, may    issuer, other than securities
purchase securities of any one       issued or guaranteed by the U.S.
issuer, other than obligations       government or its agencies or
issued or guaranteed by the U.S.     instrumentalities, if, immediately
government or its agencies or        after such purchase, more than 5%
instrumentalities, if, immediately   of the value of the Fund's total
after such purchase, more than 5%    assets would be invested in such
of the value of the Fund's total     issuer or the Fund would hold more
assets would be invested in such     than 10% of any class of
issuer, or the Fund would hold       securities of the issuer or more
more than 10% of the outstanding     than 10% of the outstanding voting
voting securities of the issuer,     securities of the issuer, except
except that 25% or less of the       that up to 25% of the value of the
value of such Fund's total assets    Fund's total assets may be
may be invested without regard to    invested without regard to such
such limitations. There is no        limitations.
limit to the percentage of assets
that may be invested in U.S.
Treasury bills, notes, or other
obligations issued or guaranteed
by the U.S. government or its
agencies or instrumentalities.

     EXPLANATION OF PROPOSED CHANGE: The proposed amendment would make the language of this limitation uniform among the Funds (other than the Michigan Municipal Bond Fund, which is a non-diversified investment fund) and corresponding investment funds of Armada Funds.

                             APPROVAL OF PROPOSAL 3

     In order for Proposal 3(a), (b), (c), (d), (e), (f) and (g) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS AS SET FORTH IN PROPOSAL 3.

                                  PROPOSAL 4:

    TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL INVESTMENT POLICIES AND
                            LIMITATIONS OF THE FUNDS
                     TO MAKE SUCH POLICIES AND LIMITATIONS
                                NON-FUNDAMENTAL.

     The following proposals would change certain fundamental investment policies and limitations of the Funds to non-fundamental investment policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposed changes would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments or the financial markets change in the future. Neither the 1940 Act nor state securities laws require such policies to be fundamental. The Trustees have no present intention of changing the investment policies and limitations of any Fund other than as proposed above; however, if this proposal is approved, the Board of Trustees may do so in the future.

                                 PROPOSAL 4(A)

           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
                   REGARDING PURCHASING SECURITIES ON MARGIN

FOR THE NON-MONEY MARKET FUNDS:

             CURRENT                             PROPOSED:
             -------                             ---------
None of the Non-Money Market Funds   This limitation would be made non-
may purchase securities on margin,   fundamental.
except for use of short-term
credit necessary for clearance of
purchases of portfolio securities
and except as may be necessary to
make margin payments in connection
with foreign currency futures and
other derivative securities
transactions

FOR THE MONEY MARKET FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Money Market Funds may   This limitation would be made non-
purchase securities on margin,       fundamental.
except for use of short-term
credit necessary for clearance of
purchases of portfolio securities

                                 PROPOSAL 4(B)

           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
               REGARDING THE WRITING OR SELLING OF CALL OPTIONS.

FOR EACH OF THE FUNDS:

             CURRENT                              PROPOSED
             -------                              --------
None of the Funds will write any     This limitation would be made non-
call options on securities unless    fundamental.
the securities are held by the
Fund or unless the Fund is
entitled to such securities in
deliverable form in exchange for
cash in an amount which has been
segregated for payment or without
further payment

                                 PROPOSAL 4(C)

           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
             REGARDING INVESTMENTS IN SECURITIES OF ANY ONE ISSUER

THIS PROPOSAL IS APPLICABLE TO THE MICHIGAN MUNICIPAL BOND FUND ONLY:

             CURRENT                              PROPOSED
             -------                              --------
The Michigan Municipal Bond Fund     This limitation would be made non-
may not purchase securities of any   fundamental.
one issuer, other than obligations
issued or guaranteed by the U.S.
government or its agencies or
instrumentalities, if, immediately
after such purchase, (a) more than
5% of the value of the Fund's
total assets (taken at current
value) would be invested in such
issuer (except that up to 50% of
the value of the Fund's total
assets may be invested without
regard to such 5% limitation), and
(b) more than 25% of its total
assets (taken at current value)
would be invested in the
securities of a single issuer

                             APPROVAL OF PROPOSAL 4

     In order for Proposal 4(a), (b) and (c) to be adopted for a particular Fund, they must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS SET FORTH IN PROPOSAL 4 TO NON-FUNDAMENTAL POLICIES AND LIMITATIONS.

INVESTMENT ADVISER AND SUB-ADVISER.

     First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007 is the investment adviser to the Trust. The investment adviser is a part of National City Bank's Asset Management Group and intends to conduct its business under the name "National City Investment Management Company" in the near future. Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201, serves as sub-adviser to the International Discovery Fund, and the foreign securities portion of the assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

DISTRIBUTOR AND ADMINISTRATOR.

     BISYS Fund Services Limited Partnership ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's distributor, administrator, transfer agent and dividend disbursing agent; an affiliate of BISYS provides fund accounting services.

INDEPENDENT AUDITORS.

     PricewaterhouseCoopers LLP (the "Auditors"), serves as independent auditors of the Trust and audited the Trust's operations for the fiscal year ended May 31, 1998. Shareholders are not herein requested to approve the selection of the Auditors. Nevertheless, a representative of the Auditors is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the Auditors. The Auditors will be given the opportunity to make a statement if it chooses.

                             SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. The Trust's Declaration of Trust and Code of Regulation provide that meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding Shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o 3435 Stelzer Road, Columbus, Ohio 43219 so that it is received at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

     The management of the Trust does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE.

Dated: July 15, 1998

                                           /s/ W. Bruce McConnel, III
                                           W. Bruce McConnel, III
                                           Secretary

                           VOTE THIS PROXY CARD TODAY!
                                                -----


                          THE PARKSTONE GROUP OF FUNDS
                              3435 STELZER ROAD
                             COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE GROUP OF FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE
BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                            SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Charles L. Booth and Bryan C. Haft and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 15, 1998.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)

                                   Please sign above exactly as name(s)
                                   appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                   DATE: ________________, 1998

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. NOTE: ALL FUNDS VOTE FOR THE ELECTION OF TRUSTEES AND FOR ALL PROPOSALS EXCEPT PROPOSALS 3(G) AND 4(C) WHICH APPLY TO THE MICHIGAN BOND FUND ONLY.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219. PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.E~THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

           Please fold and detach card at perforation before mailing

                                                                                         FOR        WITHHOLD AUTHORITY
                                                                                         ALL     to vote for all nominees
                                                                                                      listed below.
1. Election of Trustees Robert D. Neary, Leigh Carter, John F. Durkott, Robert           [ ]              [ ]
   J. Farling, Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
   William Pullen

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PRINT HIS NAME
ON THE LINE BELOW.

-----------------------------------------------------------------------------
                                                                                         FOR            AGAINST    ABSTAIN
2. To approve a change in each Fund's fundamental investment objective to make           [ ]              [ ]         [ ]
   such objective non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds.

  (3a) limitation on underwriting activities;                                          FOR ALL       AGAINST ALL  ABSTAIN ALL
  (3b) limitation on real estate related transactions;                                EXCEPT AS
  (3c) limitation on investment in commodities;                                      MARKED BELOW
  (3d) limitation regarding industry concentration;                                      [ ]              [ ]         [ ]
  (3e) limitation on loans;
  (3f) limitation on borrowing and the issuance of senior securities; and
  (3g) For The Michigan Municipal Bond Fund only. limitation on issuer diversification

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE
SUB-PROPOSAL NUMBER ON THE LINE BELOW.

-----------------------------------------------------------------------------

4. To approve a change in the following fundamental investment policies and              FOR            AGAINST     ABSTAIN
   limitations of certain Funds to non-fundamental policies and limitations:             [ ]              [ ]         [ ]   4a.
   (4a) limitation on purchasing securities on margin                                    [ ]              [ ]         [ ]   4b.
                                                                                         [ ]              [ ]         [ ]   4c.
   (4b) limitation on writing or selling call options

   (4c) For The Michigan Municipal Bond Fund only. limitation regarding investments in securities of any one issuer applicable to the Michigan
        Municipal Bond Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act")

5. To transact such other business as may properly come before the Special
   Meeting or any adjournment thereof for any affected funds